UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

Jacobs Engineering Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2016, Jacobs Engineering Group Inc. (the “Company”) appointed William Benton Allen, Jr. as Senior Vice President, Chief Accounting Officer and the principal accounting officer of the Company.

Mr. Allen, age 52, previously worked at Lyondellbasell Industries, N.V., a multinational plastics, chemical and refining company, as Corporate Vice President, Finance and Principal Accounting Officer from 2013 to 2016. Prior to joining Lyondellbasell Industries, N.V., Mr. Allen worked at Albemarle Corporation, a global specialty chemicals company, as Vice President, Corporate Controller and Chief Accounting Officer from 2009 to 2013 and as Chief Financial Officer of the Catalysts Business Segment from 2007 to 2009.

Pursuant to the offer letter between the Company and Mr. Allen (the “Offer Letter”), Mr. Allen will receive an annual base salary of $375,000, and he will participate in Jacobs’ Management Incentive Plan for fiscal year 2017 and future fiscal years in which he remains employed by the Company with an incentive target of 60% of his base salary, subject to the performance requirements and other terms and conditions of that plan. Pursuant to the Offer Letter and subject to approval of the Human Resource and Compensation Committee of the Company’s Board of Directors, Mr. Allen will also receive a fiscal year 2017 equity award with a grant value of $300,000 in November 2016. In addition, the Offer Letter provides that if Mr. Allen is discharged by the Company without “Cause” (as defined in the Offer Letter) or he resigns from the Company with “Good Reason” (as defined in the Offer Letter) within two years following his start date, he will receive a lump sum payment equal to one-year’s base salary and target bonus. Mr. Allen is also eligible for other benefits including participation in the Company’s Executive Deferral Plan, relocation assistance, five weeks of paid time off and healthcare benefits. The foregoing description is qualified in its entirety by reference to the Offer Letter which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

There are no arrangements or understandings between Mr. Allen and any other persons pursuant to which he was appointed as an officer of the Company (other than arrangements or understandings with directors or officers of the Company acting solely in their capacities as such), he has no family relationships with any of the Company’s directors, executive officers, or any person nominated or chosen by the Company to become a director or executive officer, and he is not party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Offer letter with William Benton Allen, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2016

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Offer letter with William Benton Allen, Jr.

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